Rule 497(d)

                        The First Trust GNMA, Series 115
                Supplement to the Prospectus Dated July 15, 2011


       Notwithstanding anything to the contrary in the prospectus, on August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States of America to "AA+" from "AAA." In reaching its decision, Standard & Poor's cited the prolonged controversy over raising the statutory debt ceiling and the related fiscal policy debate and their belief that further near-term progress containing the growth in public spending, especially on entitlements, or on reaching an agreement on revenues is less likely than they previously assumed. The impact of the downgrade of the U.S. long-term sovereign credit rating by Standard & Poor's is uncertain, but will likely lead to increased interest rates and volatility in the short-term. As a result of the trust's underlying securities being backed by the full faith and credit of the U.S. Government, Standard & Poor's Ratings Services gave Units of the Trust a "AAAf" rating on the Trust's Initial Date of Deposit. However, as a result of Standard & Poor's downgrade of the U.S. long-term sovereign credit rating, on August 8, 2011 Standard & Poor's changed its rating on Units of the Trust from "AAAf" to "AAf." These moves by Standard & Poor's could impact the market prices and yields of the GNMA securities held by the Trust as well as the value of your Units.


August 8, 2011